EXHIBIT 99.2


                             SHARE OPTIONS AGREEMENT


                               Dated July 14, 2008



                                     Between



                  Indian Farmers Fertiliser Cooperative Limited
                                    ("IFFCO")

                                       And

                       Legend International Holdings, Inc.
                           ("LEGEND" or the "Company")

                             SHARE OPTIONS AGREEMENT

This Share Options Agreement (this "Agreement") is made as of this 14th day of July, 2008 ("Execution Date"),

Between:

Indian Farmers Fertiliser Cooperative Limited, a multi state co-operative society duly incorporated and validly existing under the laws of India and having its registered office at C1, District Centre, Saket Place, New Delhi - 110017 (hereinafter referred to as "IFFCO", which expression shall unless repugnant to the context or meaning thereof, include its successors and permitted assigns);

                                       AND

Legend International Holdings, Inc., a corporation incorporated in the State of Delaware under the Delaware General Corporation Law and having its principal office at Level 8, 580 St Kilda Road, Melbourne Victoria 3004, Australia (hereinafter referred as the "LEGEND" or the "Company", which expression shall unless repugnant to the context or meaning thereof, include its successors and permitted assigns).


(IFFCO, Legend are hereinafter collectively referred to as "Parties" and individually as a "Party")

WHEREAS:

A.   IFFCO  is  involved,   interalia,   in  the  business  of  production   and
     distribution of fertilizers and other agri-related products and services to the farmers in India;

B. Joseph Gutnick ("JG") is the Chairman of the Board, President and Chief Executive Officer of the Company and his Affiliates, Renika Pty Ltd. ("Renika") and Chabad House of Caulfield Pty Ltd. ("Caulfield"), are substantial shareholders of the Company;

C. The Company is a corporation engaged in the business of mineral exploration and development and wishes to enter into the area of production and marketing of minerals;

D. Pursuant to the signing of a Heads of Agreement between IFFCO and Legend on April 9, 2008, Legend and IFFCO have decided that IFFCO shall enter into a long term rock phosphate off take agreement and shall have the option to participate in the equity of the Company;

E. The Parties have now agreed that IFFCO will have the option to purchase 30 million shares of the Company at a future date ("IFFCO Options").

F. The Parties are entering into this Agreement in order to record the terms and conditions for the IFFCO Options in the Company by IFFCO and to exercise their mutual rights and obligations.

NOW THEREFORE, in consideration of the mutual covenants, terms and conditions and understandings set forth in this Agreement and other good and valuable consideration (the receipt and adequacy of which are hereby mutually acknowledged), the Parties with the intent to be legally bound hereby agree as follows:

                                    ARTICLE 1
                         DEFINITION AND INTERPRETATIONS

1.1      Definitions:

         In this Agreement, the following words and expressions unless inconsistent with the context, shall bear the meanings assigned hereto:

         "Act" shall mean the Delaware General Corporation Law, and any rules or regulations framed there under and any subsequent re-enactment thereof for the time being in force;

         "Affiliate" shall mean any company, partnership, association, foundation, trust, co-operative society or other legal entity, which through ownership of voting stock or otherwise, directly or indirectly, is controlled by, under common control with, or in control of such company, partnership, association, foundation, co-operative society, natural person or other legal entity and in relation to a natural person, any Relative of such natural person. For the purpose of this definition the term "control" means ownership of more than fifty percent (50%) of the voting stock of a company, or the power to appoint or elect a majority of the directors of a company, or the power to direct the management of a company.

         "Agency Agreement" shall mean the agreement between Legend and BMO Nesbitt Burns Inc., Wellington West Capital Markets Inc and BBY Limited, dated as of June 3, 2008.

         "Agreement" shall mean this Share Options Agreement and includes any recitals and annexures to this Agreement, and any amendments to this Agreement effected in accordance with the terms of this Agreement;

         "Benchmark Price" shall have the meaning ascribed to it in Article
          5.1.3.6 hereto;

         "Board" or "Board of Directors" shall mean the board of directors of the Company;

         "Business" shall mean mineral exploration and development and related activities, as the same may be modified from time to time by the Board ;

         "Business Day" shall mean a day which is not a Saturday or Sunday or a bank or other public holiday in Australia, India or the United States;

         "Chairman" shall mean the chairperson of the Board;

         "Closing" shall mean completion of the issue of the IFFCO Options and other allied actions required to be completed by the Closing Date;

         "Closing Date" shall mean the date on which the Closing takes place;

         "Common Stock" shall mean the common stock of the Company.

         "Confidential Information" shall have the meaning ascribed to it in
          Article 9.1 hereto;

         "Director" shall mean a director of the Company;

         "Execution Date" shall have the meaning ascribed to it in the preamble;

         "Effective Date" shall have the meaning ascribed to it in Article 3.1 hereto;

         "Exempt Securities" shall mean shares of Common Stock issued after the Execution Date (other than shares issued as a result of the exercise of options on issue as on the Execution Date) to employees, officers, directors, consultants, other persons performing services for the Company pursuant to any stock option plan, or similar equity based compensatory arrangement approved by a majority of the Board of Directors not exceeding 6.5 million shares;

         "General Meeting" shall mean the duly convened annual or special meeting of the Shareholders of the Company;

         "Governing Documents" shall mean the By-Laws or Certificate of Incorporation or any other document that lays down the object and the rules of operations of the Company, as amended from time to time in accordance with the Act;

         "IFFCO Options" shall have the meaning ascribed to it in Recital E of this Agreement;

         "Indemnifying Party" shall have the meaning ascribed to it in Article
          8.1 hereto;

         "Indemnified Parties" shall have the meaning ascribed to it in Article
          8.1 hereto;

         "Law" shall mean any law, statute, ordinance, rule, regulation, guideline, policy or other pronouncement having the effect of law of any governmental authority, as currently interpreted and administered;

         "Loss" shall have the meaning ascribed to it in Article 8.1 hereto;

         "Owner" shall have the meaning ascribed to it in Article 9.1 hereto;

         "Preemptive Securities" shall have the meaning ascribed to it in
          Article 4.3 hereto;

         "Pre-issuance Offer Notice" shall have the meaning ascribed to it in
          Article 4.3 hereto

         "Party" shall mean either IFFCO or Legend, as the case may be;

         "Parties" shall mean IFFCO and Legend collectively;

         "Person" shall mean any natural person, limited or unlimited liability company, corporation, partnership, proprietorship, Hindu undivided family, trust, union, association, government or any agency or political subdivision thereof of any other entity that may be treated as a person under applicable Law;

         "Project" shall have the meaning ascribed to it in Article 5.2.4 hereto

         "Recipient" shall have the meaning ascribed to it in Article 9.1 hereto;

         "Relative" of a natural person shall mean the person's child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and any other person (other than a tenant or employee) sharing the household of the specified person;

         "ROTA" shall have the meaning ascribed to it in Article 5.1.3 hereto

         "Share" shall mean a share in the authorized, issued and subscribed equity share capital of the Company;

         "Share Capital" shall mean the paid-up equity/voting share capital of the Company;

         "Shareholder(s)" shall mean any person holding Shares of the Company;

         "Shareholders Agreement" shall mean the shareholders' agreement between IFFCO and JG entered into as of the date hereof;

         "The 1933 Act" shall have the meaning ascribed to it in Article
          7.3(f)(i) hereto; and

         "USD" shall mean United States dollars.

1.2      Interpretations:

         Except where the context requires otherwise, this Agreement will be interpreted as follows:

     (a) The definitions in Article 1.1 shall apply equally to both the singular and plural form of the terms defined.

     (b) Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter form.

     (c) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

     (d) Unless the context otherwise requires, (i) all references to Articles annexures are to Articles and Annexures to, this Agreement; and (ii) the terms "herein," "hereof," "hereto", "hereunder" and words of similar import refer to this Agreement as a whole.

     (e) Where any act, matter or thing is required by this Agreement to be performed or carried out on a certain day and that day is not a business day then that act, matter or thing shall be carried out or performed on the next following business day.

1.3 Any reference in this Agreement to an obligation to be performed by a Party shall be construed so as to include an obligation of such Party to procure that its Affiliates perform and/or comply with such obligation.

1.4 Unless defined in this Agreement capitalised terms used in this Agreement shall have the meaning as provided in the Share Purchase Agreement.

                                    ARTICLE 2
                                  IFFCO Options

2.1 IFFCO shall have the option to subscribe for, at any time before the last date of exercise of options (the "Last Option Exercise Date"), with a suitable discount for early exercise, and the Company shall be obliged to issue at the date of exercise of options not being later than the Last Option Exercise Date, clear of all Encumbrances, Shares as follows:

         ---------------------------------------------------------------------------------------------------
           Name of the Party            Number of Shares        Purchase Price Per    Last Option Exercise
                                                                    Share (USD)               Date
         ---------------------------------------------------------------------------------------------------
                 IFFCO                      5 million                 USD 2.5           60 days from the
                                                                                          Closing Date
         ---------------------------------------------------------------------------------------------------
                 IFFCO                      8 million                 USD 3.0          12 months from the
                                                                                          Closing Date
         ---------------------------------------------------------------------------------------------------
                 IFFCO                      8 million                 USD 3.5          18 months from the
                                                                                          Closing Date
         ---------------------------------------------------------------------------------------------------
                 IFFCO                      9 million                 USD 4.0          24 months from the
                                                                                          Closing Date
         ---------------------------------------------------------------------------------------------------

2.2 On the Closing Date the Company shall complete all documentation so as to vest the IFFCO Options with IFFCO.

2.3 Upon the issue of the IFFCO Options on the Closing Date, the capital structure and the shareholding and outstanding options and warrants of the Company shall be as listed in Annexure 1.


                                    ARTICLE 3
           EFFECTIVE DATE, CLOSING, TRANSFER OF SHARES AND DELIVERIES

3.1      Effective Date:

         Save and except Article 9 (Confidentiality), Article 10.6 (Governing
         Law) and Article 10.7 (Dispute Resolution) which shall take effect from the date hereof, this Agreement shall come into force and effect from the Closing Date under this Agreement (the "Effective Date").

3.2      Closing Date:

         The Parties agree that the Closing Date shall be within fifteen (15) Business Days of the Execution Date.


                                    ARTICLE 4
                             POST CLOSING COVENANTS

4.1      Management:

         Unless otherwise agreed between the Parties, the Board and the management team shall be constituted as provided in the Shareholders Agreement.

4.2      Rights and obligations of the Parties:

         All the rights and obligations of the Parties shall be governed by this Agreement as amended from time to time. In case of contradiction or inconsistency between the provisions of the Governing Documents and the provisions of this Agreement, the provisions of this Agreement shall override as far as the Parties are concerned.

4.3      Future Issue of Shares:

         Prior to any issuance of any additional shares of Common Stock other than Exempt Securities (the "Preemptive Securities"), the Company shall send to IFFCO a written notice of any proposed or intended issuance of Preemptive Securities (the "Pre-issuance Offer Notice"), which Pre-Issuance Offer Notice shall (a) identify and describe the Preemptive Securities proposed or intended to be issued, (b) disclose the number, price and other terms upon which they are to be issued, (c) indicate the procedure by which IFFCO may offer to purchase its pro rata portion of such Preemptive Securities and (d) include a deadline for IFFCO to deliver a Notice of Acceptance and payment of the purchase price for its pro rata portion of Preemptive Securities to the Company, which deadline shall in no event be later than sixty (60) calendar days or earlier than thirty (30) calendar days after the date of the Pre-Issuance Offer Notice. For purposes of this Section 4.3, IFFCO's pro rata portion of Preemptive Securities shall be determined by multiplying (x) the number of Preemptive Securities proposed to be issued by (y) a fraction, the numerator of which is the aggregate number of issued and outstanding Shares then beneficially owned by IFFCO, and the denominator of which is the aggregate number of all issued and outstanding Shares. Nothing contained in this Article shall prohibit the Company from going ahead with the issue of the Preemptive Securities other than the IFFCO pro rata portion of the Preemptive Securities before the expiry of the deadline above.


                                    ARTICLE 5
                                   COMMITMENTS

5.1      Commitments of the Parties:

5.1.1 The Parties hereby agree and undertake towards each other to perform and observe all of the provisions of this Agreement, and all other agreements governing their relationship.

5.1.2 IFFCO shall off-take on a long term and the Company shall deliver to IFFCO to off-take directly or through its Affiliates 4 million tonnes of concentrated rock phosphate produced by the Company every year.

5.1.3 For the purpose of the offtake in Article 5.1.2 above, IFFCO shall enter into a long term rock off-take agreement (the "ROTA") with the Company, the terms of which shall be separately negotiated but shall be based on the following principles.

     5.1.3.1  The   concentrated   rock   phosphate   should  shall  conform  to
              specifications reasonably acceptable to IFFCO, such specifications shall be agreed to between the Company and IFFCO in the ROTA.

     5.1.3.2  The supplies are FOB at one or more agreed ports in Australia.

     5.1.3.3 The Price of the concentrate rock phosphate shall be at a discount of at least 5% of the Benchmark Price of rock. IFFCO shall provide no other support to the Company under the ROTA.

     5.1.3.4  At the Company's option however,

               a) The ROTA can have provisions for compensation to the Company in case IFFCO does not lift the contracted quantities and to IFFCO if the Company is unable to supply the contracted quantities.

               b) In case the Benchmark Price falls below a value that reduces the return on investment of the project below an agreed amount, IFFCO can convert the entire discount into a subordinated loan at a nominal interest to be repaid in years when the market price is good. The details of this mechanism shall be agreed in the ROTA.

               c) The minimum quantity supplied below which compensation claims can arise shall be 90% of the guaranteed quantities. Quantities below such minimum but not below 70% of the contracted quantity, shall be rolled over to the following two years without any compensation, provided the Company does not sell the deficient quantity in the spot market.

               d) In case the Benchmark Price becomes such as it materially adversely affects the financial viability of either Party, the Parties will work together to mitigate the situation.

     5.1.3.5 In case the Company exercises the option of entering into ROTA based on Article 5.1.3.4 above, the discount in Article 5.1.3.3 shall be read as 10%.

     5.1.3.6 The benchmark price (the "Benchmark Price") shall be derived based on the price of equivalent quality of rock imported into India by IFFCO and other large importers. For this purpose only those buyers who import more than 350,000 tonnes per year will be considered. The Parties shall mutually decide transparent indicies and adjustment formula for different rock specifications for this purpose.

     5.1.3.7 In case the agreed indicies mentioned in Article 5.1.3.6 are not available, the Benchmark Price shall be derived based on the international market price of phosphoric acid delivered in India less cost of sulphur, fixed costs and other variable costs of phosphoric acid production, cost of transportation of rock from Australia to India and reasonable return on the production of phosphoric acid, divided by the specific consumption of rock of the specifications agreed in the ROTA. The details of this pricing structure would be agreed in the ROTA.

5.1.4 IFFCO shall be the marketing agent of the Company and act on the instructions of the Company for the remaining rock phosphate produced, to be sold in the spot market on an arm's length basis.

5.1.5 During the validity of this Agreement, either Party shall have a right of first refusal to participate with the other Party in the production, sale, marketing, distribution or in any other manner making available any fertilizer or related product in Australia (e.g., urea plant or triple super phosphate) on terms that shall be agreed to between the Company and IFFCO.

5.1.6 IFFCO shall facilitate the Company in procuring financing for the development and construction of the Company's phosphate mines and related infrastructure (the "Project"), including by introducing the Company to sources of project financing for the Project.

5.1.7 IFFCO shall also assist the Company by providing technical and personnel assistance on an arm's length basis.

5.1.8 The Parties agree to use their reasonable best efforts to enter into a ROTA in accordance with this Article 5 within 6 months following the Closing Date. Unless mutually agreed, neither Party shall be obliged to enter into a ROTA if the Parties have not been able to execute a ROTA within 24 months of the Closing Date and the Party seeking not to enter into the ROTA is not in breach of this Agreement. IFFCO shall also not be obliged to off-take rock if the deliveries of the contracted quantities for the first year of operations, agreed in the ROTA, do not commence within 5 years of the Closing Date.


                                    ARTICLE 6
                            MANAGEMENT OF THE COMPANY

6.1      Management of the Company with the Board of Directors:

         Subject to the rights of the Shareholders' contained in the Governing Documents and this Agreement, the management of the Company shall vest with the Board of Directors, and the Board shall be responsible for the overall direction and supervision of the management of the Company as mandated under the Act, and the Governing Documents. The officers of the Company shall have the authority and responsibilities delegated by the Board of Directors.

6.2      Indemnification of Directors:

         The Company shall indemnify the Directors to the maximum extent permissible under Law, including against:

6.2.1 Any act, omission or conduct of or by the Company or their employees or agents as a result of which, in whole or in part, any Director is made a party to, or otherwise incurs any loss pursuant to any action, suit, claim or proceeding arising out of or relating to any such conduct; or

6.2.2 Any action or failure to act undertaken by a Director at the request of or with the consent of the Company; or

6.2.3 Contravention of any Law including without the generality of the foregoing, laws relating to the provident fund, gratuity, environment and pollution; and any action or proceedings taken against a Director in connection with any such contravention or alleged contravention.

                                    ARTICLE 7
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTIES

7.1      Representations, Warranties and Covenants of the Company:

         The Company represents warrants and covenants to the Parties as follows:

     (a) The Company is a company duly organized, validly existing under the laws of Delaware and has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

     (b) All corporate actions on the part of officers and directors of the Company necessary for the authorisation, execution and delivery of this Agreement by the Company and for the performance of all of its obligations hereunder have been taken.

     (c) This Agreement constitutes valid, legally binding and enforceable obligations of the Company.

     (d) The Company has done all acts, executed and delivered all instruments and documents, and done all things as may be reasonably necessary to accomplish the transactions contemplated in this Agreement.

     (e) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby shall violate, result in the breach of any material terms or provision of, or constitute a default under its statutes or regulations or any material agreement, indenture, instrument or order, law or regulation to which it is a party or by which it is bound.

     (f) The representations and warranties of the Company contained in Section 8 of the Agency Agreement are true and correct in all material respects, except as set forth on Annexure 2 annexed hereto.

7.2      Representations, Warranties and Covenants of IFFCO:

         IFFCO represents warrants and covenants to the Parties as follows:

     (a) IFFCO is a multi-state co-operative society duly organized, validly existing and in good standing under the laws of India and has the power and authority to enter into this Agreement and to perform its obligations hereunder.

     (b) All actions on the part of officers and directors of IFFCO necessary for the authorisation, execution and delivery of this Agreement by IFFCO and for the performance of all of its obligations hereunder have been taken.

     (c) This Agreement constitutes valid, legally binding and enforceable obligations of IFFCO.

     (d) IFFCO has done all acts, executed and delivered all instruments and documents, and done all things as may be reasonably necessary to accomplish the transactions contemplated in this Agreement.

     (e) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby shall violate, result in the breach of any material terms or provision of, or constitute a default under its statutes or regulations or any material agreement, indenture, instrument or order, law or regulation to which it is a party or by which it is bound.


                                    ARTICLE 8
                                    INDEMNITY

8.1      Indemnification:

         Each Party ("Indemnifying Party") hereby irrevocably and unconditionally agrees to indemnify and hold the other Parties ("Indemnified Parties") harmless from and against any and all liabilities, losses, damages, costs, claims, actions, proceedings, judgements, settlements, expenses or the like (collectively ("Loss") which may be suffered or incurred directly, but not consequentially, by the Indemnified Parties as a result of any misrepresentation or breach of any representation or warranty made by the Indemnifying Party in this Agreement or non-fulfillment of or failure to perform any covenant or obligation or agreement or undertaking contained in this Agreement by the Indemnifying Party.

8.2      Notice of Claim:

         Any indemnifiable claim under this Agreement must, in order to be valid and effective hereunder, be asserted by the Indemnified Party by prompt delivery of written notice thereof to the Indemnifying Party delivered within 60 (sixty) Business Days of discovery by the Indemnified Party of the breach of the breach of the pertinent covenant or obligation.

8.3      Limitation of Liability:

         The Parties (including for this purpose, their Affiliates) shall not be liable for each others indirect, special or consequential damages (including lost profits or lost revenues) under this Agreement, regardless of whether such liability arises in tort, contract, breach of warranty, indemnification or otherwise.


                                    ARTICLE 9
                                 CONFIDENTIALITY

9.1      Confidential Information:

         For purposes of this Agreement, "Confidential Information" shall mean all written and/or tangible information created by the Company or disclosed by a Party (in either case "Owner") to the receiving Party ("Recipient") which is marked confidential or proprietary and/or not generally available to the public, including, but not limited to information relating to this Agreement, in whole or in part to present and future products, services, business plans and strategies, marketing ideas and concepts, present and future product plans, financial data and business plans. Notwithstanding the foregoing, information shall not be deemed confidential and the Recipient shall have no obligation with respect to any such information which:

(a)               is already known to the Recipient; or

(b) is or becomes publicly known through no negligence or other wrongful act of the Recipient; or

(c) is received by the Recipient from a third party without similar restriction and without breach of this Agreement; or

(d)               is independently developed by the Recipient.

         Notwithstanding the foregoing, each Party acknowledges and agrees that as a public company registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, the Company shall be required to make public disclosure of the terms of this Agreement and the Shareholders Agreement and to file copies of such Agreements with the Securities and Exchange Commission.

9.2      Treatment of Confidential Information:

         From the execution of this Agreement and after the Recipient ceases to be a shareholder in the Company, the Recipient shall, and shall cause its Affiliates to, keep confidential and will not disclose, and will cause its Affiliates not to disclose, to Third Parties, the Confidential Information received from, or made available by the Owner and will use and cause its Affiliates to use the same level of care with respect to the Confidential Information as Recipient employs with respect to its own proprietary and confidential information of like importance, and will not use and will cause Affiliates not to use such Confidential Information for any purpose other than the performance of its obligations under this Agreement.

9.3      Notice Prior to Disclosure:

         If the Recipient (or its Affiliates) is required by Law (including by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, the Recipient will promptly notify the Owner of such request or requirement. If the Recipient (or any of its Affiliates) is compelled to disclose the Confidential Information or else stand liable for contempt or suffer other censure or significant legal penalty, the Recipient (or its Affiliate) may disclose only so much of the Confidential Information to the Party compelling disclosure as is required by Law.

9.4      Exercise of Due Diligence:

         Each Party shall ensure that any of its employees involved in or otherwise having knowledge of any Confidential Information shall comply with the obligations set forth in this Article 9.

9.5      Disclosure of Confidential Information:

         All Directors shall be entitled to be informed by the Party appointing such Director of all matters concerning the Company's affairs. Each Director and each Recipient undertakes to keep such information confidential and shall not use or disclose any Confidential Information to any third party for any unauthorized purpose and shall take all reasonable precautions for the safe custody of such Confidential Information for so long as it shall remain confidential or proprietary. The Parties shall however be permitted to disclose Confidential Information only to their directors, investors, investment advisors, lenders, employees and employees of investment advisors, other advisors, including financial and legal advisors, and agents or pursuant to any legally mandated reporting requirements, or as required pursuant to the constitutional documents of the Parties or the Affiliates of the Parties.

                                   ARTICLE 10
                                  MISCELLANEOUS

10.1     Notices:

         Any notices, requests, demands or other communication required or permitted to be given under this Agreement shall be written in English and shall be delivered in person, or sent by courier or by certified or registered mail, postage prepaid or transmitted by facsimile and properly addressed as follows:

         If to IFFCO:

                  Name:           Indian Farmers Fertiliser Cooperative Limited
                                                                               -
                  Address:        IFFCO Sadan, C-1
                                  District Centre, Saket Place
                                  New Delhi - 110017
                  Attention:      Managing Director
                  Fax:            +91-11-40593101

         If to the Company by international courier:

                  Name:           Legend International  Holdings, Inc.
                  Address:        Level 8, 580 St Kilda Road
                                  Melbourne Victoria 3004
                                  Australia
                  Attention:      Joseph Gutnick
                  Fax:            +613-8352-2852

         If to the Company by post:

                  Name:           Legend International  Holdings, Inc.
                  Address:        P.O. Box 6315 St. Kilda Road Central,
                                  Melbourne Victoria 8008
                                  Australia
                  Attention:      Joseph Gutnick
                  Fax:            +613-8352-2852


         or at such other address as the Party to whom such notices, requests, demands or other communication is to be given shall have last notified the Party giving the same in the manner provided in this Article 10.1, but no such change of address shall be deemed to have been given until it is actually received by the Party sought to be charged with the knowledge of its contents. Any notice, request, demand or other communication delivered to the Party to whom it is addressed as provided in this Article 10.1 shall be deemed (unless there is evidence that it has been received earlier) to have been given and received if:

(a) sent by mail, except air mail, ten Business Days after posting it;

(b) sent by air mail, six Business Days after posting it; and

(c) sent by facsimile, when confirmation of its transmission has been recorded by the sender's facsimile machine.

10.2     Waiver of Rights:

         Failure or delay on the part of either Party to exercise any right, power or privilege under this Agreement shall not operate as a waiver thereof; nor shall any single or partial non-exercise of any right, power or privilege preclude any other future exercise thereof.

10.3     Severability:

         This Agreement is severable and if any provision hereof is determined to be illegal or unenforceable, the offending provision shall be struck off without affecting the remaining provisions of this Agreement, in which case, if appropriate and necessary, the Parties shall immediately consult with each other in order to find an equitable solution.

10.4     Surviving Provisions:

10.4.1 The rights and obligations of the Parties in respect of Articles 5,8, 9 and 10 shall continue to have effect in accordance with their respective terms notwithstanding the termination of this Agreement.

10.4.2 The termination of this Agreement will not in any manner affect the rights and obligations in respect of antecedent breaches of this Agreement.

10.5     Entire Agreement:

         This Agreement and all annexures set forth the entire agreement of the Parties with respect to the subject matter of this Agreement and supersede all prior agreements, understandings and representations, written and oral.

10.6     Governing Law:

         The validity, interpretation, implementation and resolution of disputes of this Agreement shall be governed by the laws of England.

10.7     Dispute Resolution:

     (a) In the event any dispute arises between the Parties out of or in relation to this Agreement, including any dispute regarding its interpretation, breach, termination or validity, the Parties shall attempt in the first instance to resolve such dispute through friendly and amicable consultations.

     (b) If a dispute arising between the Parties out of or in relation to this Agreement has not been resolved through consultations under Article 10.7(a) within thirty (30) days after the Party(ies) has served written notice on the other Party(ies) requesting the commencement of such consultations, then the dispute shall be referred to an arbitral tribunal. The arbitration shall be conducted before an arbitral tribunal composed of 3 (three) arbitrators. The arbitration proceedings shall take place in Singapore and be conducted in English in accordance with the provisions of the Singapore International Arbitration Rules as may be in force from time to time. The arbitration award shall be final and binding on the Parties, and the Parties shall be bound thereby and act accordingly. The costs of arbitration shall be borne by the Parties as designated in the arbitration award.

     (c) While any dispute is under consultation or arbitration, except for the matters under dispute, the Parties shall continue to exercise their remaining respective rights, and fulfill their remaining respective obligations in accordance with this Agreement.

     (d) Notwithstanding the existence of any dispute or difference between the Parties which is referred to settlement or, as the case may be, arbitration, all Parties shall, during the pendency of the settlement or, as the case may be, arbitration, continue to act on matters under this Agreement which are not the subject matter of the dispute or differences as if no such dispute or difference had arisen to the end and intent that the business and operations of the Company are not affected during the pendency of such settlement or arbitration.

     (e) The arbitration panel may not limit, expand or otherwise modify the terms of this Agreement.

10.8     Relationship:

         Nothing in this Agreement shall be in any way construed to constitute either Party as the agent, employee or representative of the other.

10.9     Amendments:

         This Agreement may be amended only by an instrument in writing signed by duly authorised representatives of each of the Parties.

10.10    Assignment:

         Except as otherwise provided in this Agreement, the rights and obligations under this Agreement shall not be assigned by any Party to any person.

10.11    Counterparts:

         This Agreement may be entered into in any number of counterparts each of which, when executed and delivered, shall be an original, but all the counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties by their duly authorised representatives have executed this Agreement on the day first above written

For Indian Farmers Fertiliser Cooperative Limited                  For Legend International Holdings, Inc.


s/s/ U.S. Awasthi                                                  s/s/ JI Gutnick
---------------------                                              ---------------------
Name: U.S. Awasthi                                                 Name:  JI Gutnick
Designation:  Managing Director                                    Designation:  President & CEO

Date:  July 14, 2008                                               Date:  July 14, 2008

Witnessed by:  Sanjay Jain                                         Witnessed by: Peter James Lee

                                   Annexure 1


                                Capital Structure



Authorised                  Capital 320,000,000 shares consisting of 300,000,000
                            shares of common stock having a par value of $0.001 per share and 20,000,000 preferred stock having par value of $0.001 per share.

Issued Capital              221,079,516 shares of common stock having a par
                            value of $0.001 per share.

Reserved for issuance       20,412,170 Options.

Annexure 2

              Exceptions to Company Representations and Warranties



Other than as disclosed in Schedule 8.Q to the Agency Agreement and the Form-10 Q for the quarter ended March 31, 2008, transactions with AXIS Consultants Pty Ltd since March 31, 2008 have been in the normal course of business.

LEGEND INTERNATIONAL HOLDINGS, INC

REGISTER OF OPTION HOLDERS AS AT JULY 13, 2008

-----------------------------------------------------------------------------------------
Name                                                                              Options
                                                                                     Held

------------------------------------------------------------------------------------------


Pinchas T Althaus                                                                 205,000

Curtiss H Borglund SR                                                              45,000

Ray G Buckles                                                                       9,000

Neill M Dalrymple JR                                                                9,000

Jeff Deell                                                                         22,500

E*Trade Clearing LLC                                                              109,250

Norman Goldman                                                                      9,000

Goldman Sachs Execution & Clearing LP                                               2,250

Martin Hagenson                                                                     9,000

Harold A Havekotte                                                                 45,000

Walter Ho & Helen Ho                                                                9,000

John A Hudak                                                                        9,000

Ms Suo Lee                                                                         22,500

Merrill Lynch Pierce Fenner & Smith Inc                                            54,000

Morgan Stanley DW Inc                                                               2,250

National Financial Services LLC                                                    20,250

National Investor Services Corp                                                     9,000

Penson Financial Services,Inc                                                      87,750

Preston Family Trust                                                               18,000

Monica Preston                                                                      9,000

Jeffery Puckett                                                                    54,000

Gregory A Sablic                                                                   18,000

Dinesh V Sheth                                                                      9,000

Richard Slade                                                                      27,000

Duane A Smith                                                                       9,000

Southwest Securities Inc                                                            1,350

UBS Financial Services Inc CDN FBO                                                 37,800

Union Valoren AG                                                                   67,500

Vernon Wong                                                                        18,000

CMS Capital                                                                       251,400

Ameritrade, Inc                                                                    75,870
-----------------------------------------------------------------------------------------

                                                                                1,274,670
                                                                     --------------------


                                                     LEGEND INTERNATIONAL HOLDINGS INC
                                                        2006 EQUITY INCENTIVE PLAN
                                                              OPTIONS ON ISSUE

                                 Note   Exercisable   Exercisable  Exercisable   Exercisable  Exercisable   Exercisable       Total
                                          @US$0.444      @US$1.00     @US$2.00      @US$4.10     @US$3.48           TBA


        Joseph Gutnick             1                 2,250,000     5,000,000                                             7,250,000


        Mordi Gutnick              2    562,500      2,562,500                                                           3,125,000


        Peter Lee                  3    787,500      1,787,500                                                           2,575,000


        Craig Michael              4    150,000      1,400,000                                                           1,550,000


        Jonathon Herzog            5                 900,000                                                             900,000


        Robyn Hilliard             6    150,000      150,000                                                             300,000


        Pat Breen                  7    56,250       56,250                                                              112,500


        Ros Groves                 8    56,250       56,250                                                              112,500


        Adam Wright                9    56,250       56,250                                                              112,500


        Jim Wright                10    150,000      150,000                                                             300,000


        Mark Edwards              11    150,000      350,000                                                             500,000


        Gemma McGoldrick          12                 112,500                                                             112,500


        Louisa van Bureen         13                 112,500                                                             112,500


        Simon Lee                 14                 400,000                                                             400,000


        Menachem Vorchheimer      15                 250,000                                                             250,000


        Rachel Hoath              16                 112,500                                                             112,500


        Michelle Hough            17                                            200,000                                  200,000

        David Tyrwhitt            18                                                          1,000,000                  1,000,000


        Vivienne Bryner           19                                                                       112,500       112,500
                                        --------------------------------------------------------------------------------------------


                                        2,118,750    10,706,250    5,000,000                               112,500       19,137,500
                                        --------------------------------------------------------------------------------------------


     1 2,250,000 options issued September 19, 2006 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months 5,000,000 options issued February 7, 2008 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months

     2 562,500 options issued September 19, 2006 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$0.444.
        562,500 options issued September 19, 2006 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00.
         2,000,000 options issued December 28, 2007 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00.

     3 787,500 options issued September 19, 2006 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$0.444.
        787,500 options issued September 19, 2006 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00. 1,000,000 options issued December 28, 2007 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00.

     4 150,000 options issued September 10, 2007 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$0.444.
        150,000 options issued September 10, 2007 vest 1/3rd after 12 months,
         1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00. 1,250,000 options issued December 28, 2007 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00.

     5 150,000 options issued September 19, 2006 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$0.444.
        150,000 options issued September 19, 2006 vest 1/3rd after 12 months,
         1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00.

     6 112,500 options issued September 19, 2006 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$0.444.
        112,500 options issued September 19, 2006 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00. 37,500 options issued May 18, 2007 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$0.444.
        37,500 options issued May 18, 2007 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00.

     7 56,250 options issued September 19, 2006 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$0.444.
        56,250 options issued September 19, 2006 vest 1/3rd after 12 months,
         1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00.

     8 56,250 options issued September 19, 2006 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$0.444. 56,250 options issued September 19, 2006 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00.

     9 56,250 options issued September 19, 2006 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$0.444. 56,250 options issued September 19, 2006 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00.

    10 150,000 options issued May 18, 2007 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$0.444.
        150,000 options issued May 18, 2007 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00.

    11 150,000 options issued December 19, 2007 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$0.444.
        150,000 options issued December 19, 2007 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00. 200,000 options issued December 28, 2007 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00.

    12 112,500 options issued December 28, 2007 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00.

    13 112,500 options issued December 28, 2007 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00.

    14 400,000 options issued February 18, 2008 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00.

    15 250,000 options issued May 29, 2008 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 15 months with an exercise price of US$1.00.

    16 112,500 options issued May 29, 2008 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$1.00.

    17 200,000 options issued July 7, 2008 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 months with an exercise price of US$4.10.

    18 1,000,000 options issued July 11, 2008 vest 1/3rd after 12 months, 1/3rd after 24 months and 1/3rd after 36 18 months with an exercise price of US$3.48.

    19  Exercise price to be set at date of commencement